UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  July 6, 2007

                             DUSKA THERAPEUTICS, INC.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    000-33023             86-0982792
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

     Two Bala Plaza, Suite 300, Bala Cynwyd, PA               19004
     -------------------------------------------            ----------
      (Address of principal executive offices)              (Zip Code)

   Registrant's telephone number, including area code:   (610) 660-6690
                                                         --------------

                             Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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5.02   Departure of Directors or Principal Officers; Election of Directors;
       Appointment of Principal Officers

Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled Board vacancies with the nomination and acceptance of Philip Sobol, M.D. and Manuel Graiwer, Esq., effective July 6, 2007. These new board members will hold office for the unexpired term of their predecessor(s) and/or until their successor(s) are elected and qualified.


Directors and Executive Officers

The name, age and business experience of Duska's new directors as of the date of this report are shown below. Each such person became a director of the Registrant on July 6, 2007.


Philip Sobol, M.D.  (Age 53)
Director

Dr. Sobol is a Diplomat, American Board of Orthopedic Surgery, and Fellow, American Academy of Orthopedic Surgery. Dr. Sobol is currently affiliated with Century City Doctors Hospital, Los Angeles, CA.


Manuel Graiwer, Esq.  (Age 65)
Director

1970           Admitted to California State Courts and Federal Courts
1975           Admitted to the Supreme Court of the United States of America
1970-2007      Private Practice of Law, Los Angeles, CA
1970-Present   Real Estate Investor
1994-Present  Investor in Small Cap Pharmaceuticals and Venture
               Capitalists in Small Cap Pharmaceutical Companies



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DUSKA THERAPEUTICS, INC.
                               -------------------------------------
                                          (Registrant)

                                By: /s/ Amir Pelleg, Ph.D.
                                ------------------------------------
                                 Name:  Amir Pelleg, Ph.D.
                                 Title: President

Dated:  July 13, 2007

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